UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2009

PDG Environmental, Inc.
(Exact name of registrant as specified in this charter)

Delaware (State or other jurisdiction of incorporation)	0-13667 (Commission File Number)	22-2677298 (IRS Employer Identification No.)

1386 Beulah Road, Building 801, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (412) 243-3200
Not Applicable
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on May 15, 2009. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial Condition:
On May 15, 2009, PDG Environmental, Inc. issued a press release reporting its results of operations during the three and twelve months ended January 31, 2009. A copy of the press release is furnished as exhibit 20 of this report.
Item 9.01 Financial Statements, Pro forma Financial Information and Exhibits
     (c) Exhibits

Exhibit No.	Description

20	Press Release dated May 15, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PDG Environmental, Inc.
By:	/s/ John C. Regan
John C. Regan
Chairman and Chief Executive Officer

Date: May 15, 2009

EXHIBIT INDEX

20	Press Release dated May 15, 2009, reporting results of operations during the three and twelve months ended January 31, 2009.